UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2005 (January 10, 2005)

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     (b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors of WellPoint, Inc. (the “Corporation”) has received notice from Allan B. Hubbard, a member of the Board of Directors, that Mr. Hubbard has been appointed by the President of the United States of America to the position of director of the White House National Economic Council effective January 18, 2005 and therefore intends to retire from the Board of Directors effective on January 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2005

WELLPOINT, INC.

By:	/S/ David R. Frick
	Name:	David R. Frick
	Title:	Executive Vice President and Chief Legal and Administrative Officer